MassMutual Transitions SelectSM

MassMutual EvolutionSM

MassMutual Transitions®

MassMutual Artistry

Panorama Passage®

Panorama Premier

Supplement dated April 20, 2005

to the Prospectus dated May 1, 2004

(For Panorama Passage and MassMutual Artistry contracts issued in New York and for Panorama Premier contracts issued in New York and New Jersey the term “contract” in this supplement should be read as “certificate”.)

Closing of Scudder VIT EAFE® Equity Index Fund

The Scudder VIT EAFE® Equity Index Fund’s (the “Fund”) Board of Trustees has approved the termination and liquidation of the Fund effective July 25, 2005.

If your contract was issued prior to May 1, 2005, you may continue to have contract value in the Fund and you may allocate and/or transfer additional contract value to the Fund (subject to the terms outlined in the prospectus) until July 25, 2005.

As of the close of business on July 25, 2005, the Fund will involuntarily redeem the shares of any shareholder still invested in the Fund. Once liquidated, no purchase payments can be allocated to the Fund and no transfers of contract value can be made to the Fund.

Transfer of Contract Value from the Fund

Effective April 20, 2005, transfers out of the Fund in response to this supplement will not be assessed a transfer fee or counted towards the number of free transfers allowed each year.

As of the close of business on July 25, 2005, any contract value remaining in the Fund will be automatically transferred to the Oppenheimer Money Fund/VA. This transfer will not be assessed a transfer fee or counted towards free transfers allowed each year.

The automatic transfer that occurs on July 25, 2005 will not be subject to any restrictions on transfers into or out of the Oppenheimer Money Fund/VA or Fixed Accounts for 90 days following the date of the transfer. Please refer to the “Transfers and Transfer Programs” section of your prospectus to determine if these restrictions are normally applicable to your contract.

Impact on Systematic Programs and Future Purchase Payment Allocations

The Oppenheimer Money Fund/VA will replace the Fund in any of the following systematic programs that continue to utilize the Fund as an investment choice as of the close of business on July 25, 2005:

•	Systematic Withdrawal Program;

•	Automatic Investment Plan;

•	Automatic Rebalacing Program; and

•	Transfers from a DCA Fixed Account.

By 4:00 p.m. Eastern time on July 24, 2005, if you participate in the systematic programs listed below and utilize the Fund in these programs, the Fund must be replaced by another investment choice available in your contract or your participation in these systematic programs will automatically terminate:

•	Dollar Cost Averaging Program; and

•	Interest Sweep Option.

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All programs are not available in all products. Refer to your prospectus to determine which programs are available in your contract.

If you do not change your future purchase payment allocations prior to July 25, 2005, any purchase payments received on or after July 25, 2005 will be allocated to the Oppenheimer Money Fund/VA instead of the Fund.

If you do not wish to have your contact value in the Fund automatically transferred to the Oppenheimer Money Fund/VA on July 25, 2005, review your fund allocations and systematic programs to determine if you need to make any changes.

To change your investment choices, contact your financial professional or call the Annuity Service Center at 1-800-272-2216 (press 2), Monday through Friday, between 8 a.m. and 8 p.m. Eastern time.

To learn more about the available investment choices within your contract, see your product prospectus and the accompanying fund prospectuses. These can be viewed at www.massmutual.com/annuities or you can call the Annuity Service Center at the above number and request copies.

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